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                              ADDENDUM #2 TO LEASE

     THIS ADDENDUM TO LEASE executed this 23rd day of August, 1996, between HENRIK KLINGE, an adult individual having an office at 4075 East Market Street, York, Pennsylvania 17402-0608, hereinafter referred to as 'Lessor', and DANSKIN, INC., a corporation having its principal offices at 111 West 40th Street, 18th Floor, New York, New York 10018, hereinafter referred to as 'Lessee'.

     WHEREAS, Lessor and Lessee executed a Lease Agreement dated September 12, 1990, for approximately 109,569 sq. ft. of the premises being located at 4075 East Market Street in York, Pennsylvania (hereinafter 'Lease'); and

     WHEREAS, the parties extended the terms of the Lease for an additional 3 years, to September 11, 1996 and increased the area by 37,000 sq. ft. to 146,569 sq. ft., as per the Addendum dated February 5, 1993 (hereinafter 'Addendum'); and

     WHEREAS the parties desire to extend the term of said Lease for an additional three years beyond it current term beginning on September 12, 1996, and, to decrease the premises being leased by Lessee from Lessor by approximately 12,000 sq. ft. to approximately 134,569 sq. ft.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, as well as for other good and valuable consideration, the receipt and adequate of which is hereby acknowledged, the parties agree as follows:

1. The parties hereby agree to extend the termination date of their Lease to September 11, 1999.

2. The parties agree that, effective September 12, 1996, Lessee will lease the original 109,569 sq. ft. described on Exhibit 'A' to the Lease, plus an additional area containing approximately 25,000 sq. ft. as described in Exhibit 'B' attached hereto and incorporated herein by reference.

3. Lessee agrees to pay Lessor as rental for the total leased area of approximately 134,569 sq. ft. the sum of $324.26 per month beginning September 12, 1996.

4. All the remaining terms and conditions of the Lease shall remain unchanged and are hereby ratified by the parties.

     IN WITNESS WHEREOF, The parties have hereunto set their hands and seals the day and the year first above written.

Witness:
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                                                LESSOR
Attest:

Edwin W. Dean                                   Beverly Eichel
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                                                LESSEE


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